EXHIBIT 10.36

FORM OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN
AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT PROMISSORY NOTE

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE (the “Amendment”), dated as of March 29, 2010, among Inuvo, Inc. (f/k/a Kowabunga! Inc., f/k/a Think Partnership, Inc.), a Nevada corporation (“Borrower”), each of the Guarantors signatory hereto (the “Guarantors”) and Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association (“Bank”).

W I T N E S S E T H:

WHEREAS, Bank has made available to Borrower a secured credit facility pursuant to the terms and conditions of the following:  (i) that certain Second Amended and Restated Loan Agreement, dated as of December 24, 2009, between Borrower and Bank, as amended, restated, supplemented or modified from time to time (the “Loan Agreement”); (ii) that certain Amended and Restated Guaranty Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Guaranty Agreement”); (iii) that certain Amended and Restated Security Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Security Agreement”); (iv) that certain Second Amended and Restated Revolving Credit Promissory Note in the original principal amount of $5,300,000 dated as of December 24, 2009, executed by Borrower payable to the order of Bank, as amended, restated, supplemented or modified from time to time (the “Revolving Credit Note”); (v) that certain Second Amended and Restated Term Promissory Note in the original principal amount of $4,142,806.14 dated as of December 24, 2009, executed by Borrower payable to the order of Bank, as amended, restated, supplemented or modified from time to time (the “Term Note”); (vi) that certain Letter of Credit dated September 26, 2007 in the original face amount of $475,000 (reference number SM227727) (“Letter of Credit #SM227727”); and (vii) all other documents executed in connection therewith, as amended, restated, supplemented or modified from time to time (collectively with the Loan Agreement, the Guaranty Agreement, the Security Agreement, the Revolving Credit Note, the Term Note and Letter of Credit #SM227727, the “Loan Documents”); and

WHEREAS, Borrower and Guarantors have requested that Bank agree to amend the Loan Agreement as further set forth below.

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Loan Documents, as amended hereby.

2. Amendments to the Loan Agreement.

(a)  The “Financial Covenants” paragraph of the Loan Agreement is hereby amended as follows:

(i) by deleting the first sentence of the “Funded Debt to EBITDA” section of the “Financial Covenants” paragraph in its entirety and substituting the following new sentence in lieu thereof:

Borrower shall maintain a Funded Debt to EBITDA Ratio (i) as of December 31, 2009 of not more than 4.25 to 1.00; (ii) as of March 31, 2010 of not more than 3.50 to 1.00; (iii) as of June 30, 2010 of not more than 4.00 to 1.00; (iv) as of September 30, 2010 of not more than 2.25 to 1.00; and (v) as of December 31, 2010 and thereafter of not more than 1.75 to 1.00.;

(ii) by deleting the “EBITDA” definition in the “Funded Debt to EBITDA” section of the “Financial Covenants” paragraph in its entirety and substituting the following new “EBITDA” definition in lieu thereof:

“EBITDA” shall mean the sum of earnings before interest, taxes, depreciation, amortization, stock based compensation expenses and non-cash expenses attributable to the December 31, 2009 impairment of intangible assets related to the company known as iLead Media in the approximate amount of $850,000; and

(iii) by deleting the first sentence of the “Fixed Charge Coverage Ratio” section of the “Financial Covenants” paragraph in its entirety and substituting the following new sentence in lieu thereof:

Borrower shall maintain a Fixed Charge Coverage Ratio (i) as of December 31, 2009 of not less than 0.50 to 1.00; (ii) as of March 31, 2010 of not less than 0.40 to 1.00; (iii) as of June 30, 2010 of not less than 0.45 to 1.00; (iv) as of September 30, 2010 of not less than 1.00 to 1.00; and (v) as of December 31, 2010 and thereafter of not less than 1.50 to 1.00.

(b)  Schedule 1 to the Loan Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the new Schedule 1 attached hereto.

3. Amendment to the Revolving Credit Note.  The “Availability” paragraph of the Revolving Credit Note is hereby deleted in its entirety and the following new “Availability” paragraph is hereby substituted in lieu thereof:

AVAILABILITY.  The aggregate principal of Advances under this Note, plus the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit, plus the aggregate amount of unreimbursed drawings under all Letters of Credit at any one time shall not exceed the lesser of: (i) the Maximum Commitment (as defined below) or (ii) the Borrowing Base (the “Maximum Availability”).  “Maximum Commitment” shall mean (i) $5,300,000.00 from the date of this Note through June 30, 2010; (ii) $5,200,000.00 from July 1, 2010 through September 30, 2010; (iii) $5,100,000.00 from October 1, 2010 through December 31, 2010; and (iv) $5,000,000.00 from January 1, 2011 and thereafter.  “Borrowing Base” shall mean 80% of Eligible Accounts less any Reserves (as defined in the Loan Agreement at Exhibit B) plus an amount not to exceed: (i) $2,100,000.00 from the date of this Note through May 31, 2010; (ii) $1,700,000.00 from June 1, 2010 through August 31, 2010; (iii) $1,300,000.00 from September 1, 2010 through December 31, 2010; and (iv) $700,000.00 from January 1, 2011 and thereafter (as applicable, the “Over-Advance”).

4. Letters of Credit.  Bank may, in its sole and absolute discretion, but without obligation to, issue Letters of Credit under the Loan Agreement; provided, that in no event shall any Letter of Credit have an expiry date after March 31, 2011, provided further, no such Letter of Credit shall include an automatic extension provision.  Further, any Letters of Credit issued by Bank shall be deemed to have been issued pursuant to the Loan Documents and shall be subject to and governed by the terms and conditions thereof, including but not limited to reducing the Maximum Availability under the Revolving Credit Note by the face amount of the Letters of Credit.

5. Accelerated Mandatory Reduction.  Borrower absolutely and unconditionally agrees to accelerate the Prepayments (as defined in the Loan Agreement) of $250,000.00 due on or before March 31, 2010 and July 31, 2010, respectively, and pay to Bank $500,000.00 on or before the date of this Amendment (the “Accelerated Mandatory Reduction”).  Additionally, Borrower hereby acknowledges that failure to pay the Accelerated Mandatory Reduction described herein shall constitute Default under the Loan Documents which may result in Bank exercising any and all rights under the Loan Documents.

6. Amendment Fee.  In consideration of the agreements set forth herein, Borrower shall pay to Bank an amendment fee in the amount of $15,000 which amendment fee shall be fully earned on the date hereof (the “Amendment Fee”) and shall be payable at closing of this Amendment together with the second $25,000.00 installment of the Restatement Fee (as defined in the Loan Agreement).  The balance of the Restatement Fee shall be payable as originally scheduled.  The Amendment Fee is in addition to all other fees, interest, costs and expenses payable in connection with the Loan Documents and may be charged by Bank to any account of Borrower maintained by Bank.  The Amendment Fee shall be fully earned by Bank notwithstanding any failure by Borrower to comply with any other term of this Amendment.

7. Reaffirmations by Borrower and the Guarantors.

(a)  Acknowledgment of Obligations.  Borrower and Guarantors hereby acknowledge, confirm and agree that, as of March 23, 2010, (a) Borrower is indebted to Bank in respect of the Revolving Credit Note in the principal amount of $4,534,000.00, (b) Borrower is indebted to Bank in respect of the Term Note in the aggregate principal amount of $3,161,806.14 and (c) Letter of Credit #SM227727 remains outstanding and undrawn in the face amount of $475,000.  All such Loans, together with interest accrued and accruing thereon, and all other Obligations, fees, costs, expenses and other charges now or hereafter payable by Borrower to Bank, in accordance with the Loan Documents and the Swap Agreements (including this Agreement), are unconditionally owing by Borrower and Guarantors to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)  Acknowledgment of Security Interests.  Borrower and Guarantors hereby acknowledge, confirm and agree that Bank has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Bank pursuant to the Loan Documents or otherwise granted to or held by Bank.

8. Conditions to Effectiveness.  This Amendment shall become effective as of the date when the following conditions have been met (the “Effective Date”):

(a)  Bank shall have received an original of this Amendment duly authorized, executed and delivered by Borrower, the Guarantors and by Bank (whether such parties shall have signed the same or different copies);

(b)  Bank shall have received, in immediately available funds, payment of the Amendment Fee, the second installment of the Restatement Fee, and Accelerated Mandatory Reduction;

(c)  Bank shall have been reimbursed by Borrower for all reasonable fees and third-party out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable attorneys’ fees and expenses of Bank's counsel, and field examination fees;

(d)  Bank shall have received any other documents or instruments reasonably requested by Bank in connection with the execution of this Amendment; and

(e)  Bank shall have received an officers’ certificate from a duly authorized officer of Borrower and each Guarantor certifying, among other things, that attached are true and correct copies of: (i) certificate of the existence of Borrower and each Guarantor, issued by the Secretary of State of the jurisdiction of organization, and each other jurisdiction where such Borrower or Guarantor is required to qualify to transact business, (ii) the Bylaws/Operating Agreement of Borrower and Guarantor, (iii) resolutions adopted by the Board of Directors/Members of Borrower and each Guarantor authorizing the execution, delivery and performance of this Amendment, and the other documents and certificates to be delivered in connection herewith; and (iv) the names, incumbency and certified signatures of those persons authorized on behalf of Borrower and each Guarantor to sign this Amendment and the other documents and certificates to be delivered in connection herewith.

9. Representations and Warranties.  After giving effect to the amendments set forth herein, Borrower and each Guarantor hereby certifies that (a) each of the representations and warranties set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (b) no Default has occurred and is continuing as of the date hereof and (c) the execution, delivery, and performance of this Amendment have been authorized by all requisite corporate action.

10. Confirmation of all Loan Documents.  By their execution hereof, Borrower and each Guarantor hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party remain in full force and effect.

11. Release.

(a)  In consideration of the agreements of Bank contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Bank, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Bank and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever that arose or has arisen at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Swap Agreements, the other Loan Documents or this Amendment or transactions thereunder or related thereto.

(b)  Borrower and Guarantors each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)  Borrower and Guarantors each agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered that relate to conduct prior to the date of this Amendment shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

12. Covenant Not to Sue. Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 11 above.  If Borrower or any Guarantor, or any of their respective successors, assigns or other legal representatives, violates the foregoing covenant, Borrower and Guarantors, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

13. Costs and Expenses.  Borrower absolutely and unconditionally agrees to pay to Bank in full within ten (10) days of request for payment expenses which shall at any time be incurred or sustained by Bank as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby, and in connection with any amendment or enforcement of this Amendment.

14. Miscellaneous.

(a)  This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Loan Agreement, the Revolving Credit Note, the Term Note, any Loan Document or any other document or instrument entered into in connection therewith.

(b  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts.  Counterparts of this Amendment may be exchanged via electronic means, and a facsimile of any party’s signature shall be deemed to be an original signature for all purposes.

(c)  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina without giving effect to the conflicts of law provision thereof.

(d)  On and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Revolving Credit Note, the Term Note or any other Loan Document shall mean and be a reference to the Loan Agreement, the Revolving Credit Note, the Term Note and any other Loan Document as amended by this Amendment.  This Amendment constitutes a “Loan Document”.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

[CORPORATE SEAL]		INUVO, INC (formerly known as KOWABUNGA! INC.), a Nevada corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		CHERISH, INC., a Florida corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		CHECKUP MARKETING, INC., a North Carolina corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		RIGHTSTUFF INC., a North Carolina corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		MARKETSMART ADVERTISING, INC., a North Carolina corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		OZONA ONLINE NETWORK, INC., a Florida corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		KOWABUNGA MARKETING, INC., a Michigan corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		PRIMARYADS, INC., a New Jersey corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		REAL ESTATE SCHOOL ONLINE INC., a Florida corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		VINTACOM FLORIDA, INC., a Florida corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		MOREX MARKETING GROUP, LLC, a New York limited liability company

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		LITMUS MEDIA, INC., a Missouri corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		ILEAD MEDIA LLC, a Delaware limited liability company

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		VALIDCLICK, INC., a Missouri corporation

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		SECOND BITE, LLC, a Kansas limited liability company

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		EXACT SUPPLEMENTS LLC, a Florida limited liability company

	By:	/s/_______________________________________
Name:_____________________________________
Title: _________________________________________

[CORPORATE SEAL]		WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/
Name:Nancy S. Jones
Title: Senior Vice President